UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
May 3, 2018

World Financial Network Credit Card Master Note Trust
(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Numbers of Issuing Entity: 333-166240-01, 333-188583-01, 333-189182-01 and 333-208463
Central Index Key Number of Issuing Entity: 0001282663

World Financial Network Credit Card Master Trust
(Exact Name of Issuer of Collateral Certificate as Specified in its Charter)

Commission File Numbers of Issuer of the Collateral Certificate: 333-166240-02, 333-189182-02 and 333-208463-02
Central Index Key Number of Issuer of the Collateral Certificate: 0001140096

WFN Credit Company, LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)

Commission File Numbers of Depositor: 333-166240, 333-188583, 333-189182 and 333-208463-01
Central Index Key Number of Depositor: 0001139552

Comenity Bank
(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001007254

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

31-1772814 (I.R.S. Employer Identification No. of Registrant)

3075 Loyalty Circle, Columbus, Ohio	43219
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-5044
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement
On May 3, 2018, World Financial Network Credit Card Master Note Trust, as issuer (the "Trust"), and MUFG Union Bank, N.A., as indenture trustee (the "Indenture Trustee"), entered into, and Comenity Bank, as servicer (the "Servicer"), and WFN Credit Company, LLC, as transferor (the "Transferor"), acknowledged and accepted, the Omnibus Amendment, a copy of which is filed with this Form 8-K as Exhibit 4.1 (the "Omnibus Amendment"), pursuant to which the Trust and the Indenture Trustee amended certain provisions of the Series 2012-A Indenture Supplement, dated as of April 12, 2012, the Series 2012-C Indenture Supplement, dated as of July 19, 2012, the Series 2012-D Indenture Supplement, dated as of October 5, 2012, the Series 2015-B Indenture Supplement, dated as of August 21, 2015, the Series 2016-A Indenture Supplement, dated as of July 27, 2016, the Series 2016-B Indenture Supplement, dated as of September 22, 2016, the Series 2016-C Indenture Supplement, dated as of November 3, 2016, the Series 2017-A Indenture Supplement, dated as of May 22, 2017, the Series 2017-B Indenture Supplement, dated as of August 16, 2017, the Series 2017-C Indenture Supplement, dated as of November 15, 2017 and the Series 2018-A Indenture Supplement, dated as of February 28, 2018, each between the Trust and the Indenture Trustee and acknowledged and accepted by the Servicer and the Transferor.  Pursuant to the Omnibus Amendment, additional credit enhancement is being provided for the benefit of the Series 2012-A Notes, the Series 2012-C Notes, the Series 2012-D Notes, the Series 2015-B Notes, the Series 2016-A Notes, the Series 2016-B Notes and the Series 2016-C Notes in the form of an Excess Collateral Amount (as defined in the Omnibus Amendment) for each such Series of Notes as specified in the Omnibus Amendment.  Pursuant to the Omnibus Amendment, additional credit enhancement is being provided for the benefit of the Series 2017-A Notes, the Series 2017-B Notes, the Series 2017-C Notes and the Series 2018-A Notes by increasing the Excess Collateral Amount (as defined in the related Indenture Supplements referenced above for each such Series), in the respective amounts specified in the Omnibus Amendment.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
Exhibit No.	Document Description

Exhibit 4.1	Omnibus Amendment, dated as of May 3, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By:  /s/ Michael Blackham
Name: Michael Blackham
Title: Treasurer

Dated:  May 4, 2018